UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2019

HISTOGENICS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

One Marina Park Drive, Suite 900

Boston, Massachusetts 02210

(781) 312-5013

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	HSGX	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 26, 2019, Histogenics Corporation (the “Company” or Histogenics”) reconvened its Special Meeting of Stockholders (the “Special Meeting”), which was previously convened and adjourned on September 12, 2019. The following is a brief description of each matter submitted to a vote at the Special Meeting on September 26, 2019, as well as the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable. For more information about these proposals, please refer to the definitive proxy statement/prospectus/information statement contained in the registration statement on Form S-4 filed by the Company on June 14, 2019, as amended, and declared effective by the Securities and Exchange Commission (the “SEC”) on August 6, 2019 (the “Proxy Statement”).

The number of shares of the Company’s common stock entitled to vote at the Special Meeting was 94,599,601. The number of shares of the Company’s common stock present or represented by valid proxy at the Special Meeting was 53,597,647. All matters submitted to a binding vote of stockholders at the Special Meeting were approved as described below.

Proposal No. 1:

Stockholders approved the Agreement and Plan of Merger and Reorganization, dated as of April 5, 2019, by and among Histogenics, Merger Sub, and Ocugen (as amended, the “Merger Agreement”), and the transactions contemplated thereby (the “Merger”), including the Merger and the issuance of shares of Histogenics common stock to Ocugen’ stockholders pursuant to the terms of the Merger Agreement. The results of the voting included 52,523,597 votes for, 821,937 votes against, 252,113 votes abstained and no broker non-votes.

Proposal No. 2:

Stockholders approved an amendment to the sixth amended and restated certificate of incorporation of Histogenics to effect a reverse stock split of Histogenics common stock, within a range, as determined by Histogenics’ board of directors, of one new share for every 53 to 67 (or any number in between) shares outstanding. The results of the voting included 49,776,420 votes for, 2,927,750 votes against, 893,477 votes abstained and no broker non-votes.

Proposal No. 3:

Stockholders approved an amendment to the sixth amended and restated certificate of incorporation of Histogenics to change the corporate name of Histogenics from “Histogenics Corporation” to “Ocugen, Inc.” The results of the voting included 52,077,934 votes for, 1,173,714 votes against, 345,999 votes abstained and no broker non-votes.

Proposal No. 4:

Stockholders approved an amendment to the sixth amended and restated certificate of incorporation of Histogenics to increase the number of authorized shares of Histogenics common stock to a total number of 200,000,000 shares. The results of the voting included 48,120,406 votes for, 4,837,167 votes against, 640,074 votes abstained and no broker non-votes.

Proposal No. 5:

Stockholders approved the issuance of: (a) shares of Histogenics common stock upon the exercise of the Investor Warrants (as defined in the Proxy Statement) to be issued in the Pre-Merger Financing (as defined in the Proxy Statement), and (b) additional shares of Histogenics common stock that may be issued following the closing of the Pre-Merger Financing, in each case pursuant to the Securities Purchase Agreement (as defined in the Proxy Statement) and as required by and in accordance with Nasdaq Listing Rule 5635. The results of the voting included 50,505,516 votes for, 1,899,377 votes against, 1,192,754 votes abstained and no broker non-votes.

Proposal No. 6:

Stockholders approved an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 or 2. The results of the voting included 51,040,620 votes for, 1,569,963 votes against, 987,064 votes abstained and no broker non-votes.

Item 8.01.	Other Events.

On September 26, 2019, Histogenics announced that all proposals related to the Merger were approved by Histogenics’ stockholders at the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

99.1	Press Release, dated September 26, 2019

Additional Information about the Merger and Where to Find It

In connection with the proposed Merger, Histogenics has filed with the SEC a registration statement on Form S-4 that contains a prospectus/proxy statement/information statement and other relevant documents concerning the proposed business combination. The registration statement on Form S-4 was declared effective by the SEC on August 6, 2019. Histogenics mailed the prospectus/proxy statement/information statement to its stockholders beginning on or around August 12, 2019. Investors and security holders of Histogenics and Ocugen are urged to read the definitive proxy statement/prospectus/information statement and other materials filed or that will be filed with the SEC because they contain or will contain important information about Histogenics, Ocugen and the Merger. The proxy statement/prospectus/information statement and other relevant materials, and any other documents filed by Histogenics with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Histogenics by directing a written request to: Histogenics Corporation, c/o Gunderson Dettmer, One Marina Park Drive, Suite 900, Boston, MA 02210, Attention: HSGX Secretary.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed Merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2019	HISTOGENICS CORPORATION

	By:	/s/ Adam Gridley
Adam Gridley
President